EXHIBIT 9.1
                                                                     -----------


                        CANADIAN PACIFIC RAILWAY COMPANY
                                EARNINGS COVERAGE
            (all amounts in millions of dollars, except as indicated)


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                                                                                     TWELVE MONTHS ENDED
                                                                                      DECEMBER 31, 2003
                                                                                     -------------------
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EARNINGS COVERAGE

     INCOME METHOD - BEFORE UNUSUAL CHARGES

       Net income                                                                            398.7
       Plus:  Income taxes                                                                    41.8
              Interest on LTD, advances from affiliates and short-term debt                  226.4
              Loss on transfer of assets to outsourcing firm                                  28.9
              Special charge for labour restructuring and asset impairment                   228.5
              Foreign exchange loss (gain) on LTD                                           (209.5)
                                                                                          ----------
                                                                                             714.8
                                                                                          ==========
       Interest on LTD, advances from affiliates and short-term debt                         226.4
                                                                                          ==========
                                                                                               3.2 x
                                                                                          ==========
     INCOME METHOD - AFTER UNUSUAL CHARGES

       Net income                                                                            398.7
       Plus:  Income taxes                                                                    41.8
              Interest on LTD, advances from affiliates and short-term debt                  226.4
                                                                                          ----------
                                                                                             666.9
                                                                                          ==========
       Interest on LTD, advances from affiliates and short-term debt                         226.4
                                                                                          ==========
                                                                                               2.9 x
                                                                                          ==========
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